UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 04, 2022

LifeStance Health Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40478	86-1832801
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 N. Scottsdale Road Suite 6000
Scottsdale, Arizona		85251
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 602 767-2100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LFST	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 4, 2022, LifeStance Health Holdings, Inc. (the “Borrower”), a subsidiary of LifeStance Health Group, Inc. ("LifeStance Health Group" or the "Company") entered into a credit agreement (the “2022 Credit Agreement”) among the Borrower, Lynnwood Intermediate Holdings, Inc., one of our subsidiaries (“Holdings”), the other guarantors party thereto, Capital One, National Association as administrative agent, collateral agent, issuing bank and swing line lender, and the lenders party thereto. The 2022 Credit Agreement establishes commitments in respect of a senior secured term loan facility of $200.0 million (the “Term Loan Facility”), a senior secured revolving loan facility of up to $50.0 million (the “Revolving Facility”) and a senior secured delayed draw term loan facility of up to $100.0 million (the “Delayed Draw Term Loan Facility”). The commitments under the Term Loan Facility and the Revolving Facility will be available to be drawn on any date (the “Funding Date”) on or prior to May 23, 2022, subject to certain customary funding conditions as further set forth in the 2022 Credit Agreement.

The proceeds of the Term Loan Facility are expected to be used, in whole or in part, to repay on the Funding Date all outstanding loans and commitments under the credit agreement, originally dated as of May 14, 2020, among the Borrower, Holdings, Capital One, National Association, as administrative agent, and the lenders party thereto.

The Term Loan Facility and any funded amounts under the Delayed Draw Term Loan Facility are scheduled to mature on the sixth anniversary of the Funding Date. The commitments under the Revolving Facility are scheduled to mature on the fifth anniversary of the Funding Date, and the commitments under the Delayed Draw Term Loan Facility are scheduled to terminate on the second anniversary of the Funding Date.

The loans under the Term Loan Facility and the Delayed Draw Term Loan Facility bear interest at a rate per annum equal to (x) adjusted term SOFR (which adjusted term SOFR is subject to a minimum of 0.75%) plus an applicable margin of 4.50% or (y) an alternate base rate (which will be the highest of (i) the prime rate, (ii) 0.50% above the federal funds effective rate and (iii) one-month adjusted term SOFR (which adjusted term SOFR is subject to a minimum of 0.75%) plus 1.00%) plus an applicable margin of 3.50%. The loans under the Revolving Facility bear interest at a rate per annum equal to (x) adjusted term SOFR plus an applicable margin of 3.25% or (y) an alternate base rate (which will be the highest of (i) the prime rate, (ii) 0.50% above the federal funds effective rate and (iii) one-month adjusted term SOFR plus 1.00%) plus an applicable margin of 2.25%. In addition, the Borrower is required to pay a quarterly undrawn commitment fee of (i) until the first anniversary of the Funding Date, 0.50% per annum on the undrawn commitments under the Delayed Draw Term Loan Facility, (ii) from the first anniversary of the Funding Date until and including the second anniversary of the Funding Date, 1.00% per annum on the undrawn commitments under the Delayed Draw Term Loan Facility and (iii) 0.50% per annum on the daily amount of the undrawn commitments under the Revolving Facility. The obligations under the 2022 Credit Agreement are guaranteed by Holdings and certain of our wholly-owned subsidiaries and will be secured by substantially all of the assets of the Borrower, Holdings and the subsidiary guarantors, subject to customary limitations and exceptions. The 2022 Credit Agreement contains certain customary representations and warranties, certain affirmative, negative and financial covenants, and events of default.

The foregoing description of the 2022 Credit Agreement is qualified in its entirety by reference to the 2022 Credit Agreement, a copy of which the Company intends to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ending June 30, 2022.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws, which involve risks and uncertainties. Forward-looking statements include availability of commitments under the 2022 Credit Agreement on the Funding Date and the Company’s expected use of proceeds. Words such as “may,” “will,” “should,” “could,” “intend,” “potential,” “continue,” “anticipate,” “believe,” “estimate,” “expect,” “plan,” “target,” “predict,” “project,” “seek” and similar expressions as they relate to us are intended to identify forward-looking statements. They involve a number of risks and uncertainties that may cause actual events and results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to, those related to market conditions; funding conditions related to the 2022 Credit Agreement; that the Company’s existing indebtedness could adversely affect its business and growth prospects; and other risks and uncertainties set forth under “Risk Factors” included in the reports the Company has filed or will file with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2021. LifeStance does not undertake to update any forward-looking statements made in this Form 8-K to reflect any change in management's expectations or any change in the assumptions or circumstances on which such statements are based, except as otherwise required by law.

Item 2.02 Results of Operations and Financial Condition.

On May 9, 2022, LifeStance Health Group issued a press release announcing its results of operations for the first quarter ended March 31, 2022. A copy of the press release is furnished as Exhibit 99.1.

The information furnished under Item 2.02 of this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference into LifeStance Health Group's filings with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above under Item 1.01 of this Current Report on Form 8-K relating to the 2022 Credit Agreement is incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure.

A slide presentation, which includes supplemental information related to LifeStance Health Group, is furnished as Exhibit 99.2. The information furnished under Item 7.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference into LifeStance Health Group's filings with the SEC under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press Release dated May 9, 2022.
99.2	Slide presentation providing supplemental information.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LifeStance Health Group, Inc.

Date:	May 9, 2022	By:	/s/ J. Michael Bruff
J. Michael Bruff Chief Financial Officer and Treasurer (principal financial and accounting officer)